UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

NRG ENERGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V68586-P26350 NRG ENERGY, INC. C/O OFFICE OF GENERAL COUNSEL 804 CARNEGIE CENTER PRINCETON, NJ 08540-6213 NRG ENERGY, INC. 2025 Annual Meeting Vote by April 30, 2025 11:59 PM ET You invested in NRG ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 1, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 1, 2025 9:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NRG2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V68587-P26350 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect eleven directors. Nominees: 1a. E. Spencer Abraham For 1b. Antonio Carrillo For 1c. Matthew Carter, Jr. For 1d. Lawrence S. Coben For 1e. Heather Cox For 1f. Elisabeth B. Donohue For 1g. Marwan Fawaz For 1h. Kevin T. Howell For 1i. Alexander Pourbaix For 1j. Alexandra Pruner For 1k. Marcie C. Zlotnik For 2. To approve, on a non-binding advisory basis, NRG Energy, Inc.’s executive compensation. For 3. To ratify the appointment of KPMG LLP as NRG Energy, Inc.’s independent registered public accounting firm for the 2025 fiscal year. For 4. To approve NRG Energy, Inc.’s Amended and Restated Certificate of Incorporation to eliminate supermajority voting requirements. For